Exhibit 10.6.2

                            SECURITY AGREEMENT             # 11441-102


     SECURITY AGREEMENT, dated as of October 21, 1997, between Newriders, Inc., a Nevada corporation, having its principal office at 567 San Nicolas Drive, Newport Beach, CA 92660 ("Borrower"), and FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC, a California limited liability company, having its principal office at Five Greenwich Office Park, Greenwich, Connecticut 06831 ("Lender").

     WHEREAS, Lender has made available to Borrower a loan in the principal amount of $475,000.00 Four Hundred Seventy-Five Thousand Dollars ($475,000.00) ("Lender");

     WHEREAS, Borrower's obligations to repay the Loan with interest thereon are evidenced by a promissory note made by Borrower, dated the date hereof ("Note");

     WHEREAS, as a condition of making the Loan, Lender has requested that Borrower grant to, and create in favor of, Lender a senior security interest in certain collateral, as set forth in and pursuant to this Agreement; and

    WHEREAS, it is the intent of the parties that this Agreement secure all indebtedness, obligations and liabilities of Borrower to Lender from time to time under the Note, and any other instruments which may be executed by Borrower evidencing an obligation to Lender.

    NOW, THEREFORE, in consideration of the making of the Loan and other good and valuable consideration, receipt of which is hereby acknowledged by Borrower, and in order to induce Lender to make the Loan, Borrower and Lender, intending to be legally bound hereby, covenant and agree as follows:

    1 . Definitions. Unless the context otherwise requires, all terms used herein which are not defined herein and which are defined in the Uniform Commercial Code ("UCC") shall have the meanings therein stated. In addition to other terms defined elsewhere in, this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof requires otherwise:

          "Collateral" has the meaning set forth in Section 2 hereof.

          "Proceeds" means whatever is received when Collateral or Proceeds are sold, exchanged, collected or otherwise disposed of, both cash and non-cash, including the proceeds of insurance paid or payable on Collateral or Proceeds.

          "Secured Obligations" means all indebtedness, obligations and liabilities of Borrower to Lender from time to time arising including, but not limited to, the Note, and all extensions and renewals thereof, whether such indebtedness, obligations or liabilities are direct or indirect, otherwise secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising.

     2. Grant of Security. As security for the full and timely payment of the Secured Obligations, Borrower hereby assigns, pledges, transfers and sets over to Lender, and hereby agrees that Lender shall have, and hereby grants to and creates in favor of Lender, a first priority security interest under the UCC, in and to all of Borrower's right, title and interest in, to and under the following, in each case whether now existing or hereafter arising, now owned or hereafter acquired, wherever located ("Collateral"):

          (a) All of the goods, chattels and property of Borrower described on Schedule A annexed hereto; and

          (b) All Proceeds of and accessions and additions thereto substitutions for, and all replacements of, any of the foregoing, cash and non-cash.

     3. Representations and Warranties. Borrower represents and warrants that:

          (a) Borrower is duly organized, and validly existing and in good standing under the laws of the State of its organization and Borrower is duly licensed to do business wherever the ownership of its property or the conduct of its business requires such licensing.

          (b) Borrower has the power and authority to enter into, execute, deliver and perform the Note, this Agreement and any other agreement or instrument referred to herein, and this Agreement and all such other agreements and instruments are valid and binding and enforceable against Borrower in accordance with their respective terms. Borrower has taken all action required to authorize the execution, delivery and performance of the Note, this Agreement and all other agreements or documents required hereunder and the transactions contemplated hereby.

          (c) The execution, delivery and performance by Borrower of this Agreement and any other agreement or instrument referred to herein shall not, by the lapse of time, the giving of notice or otherwise, constitute a violation of, or result in the breach of the terms of any applicable law, rule or regulation of any governmental body, or any provision contained in Borrower's Articles or Certificate of Incorporation or Bylaws or in any agreement, instrument or document to which Borrower is now a party or by which it or its assets are bound, or result in the creation of any claim, lien, charge or encumbrance upon any of the property or assets of Borrower. No consent, approval, authorization or declaration of, designation by, or filing with, any governmental authority or other person or entity is required in connection with the valid execution, delivery or performance of the Note or this Agreement and the consummation of the transactions contemplated hereby, except as are necessary to perfect Lender's security interest in the Collateral.

          (d) Borrower has good, indefeasible and merchantable title to, and ownership of the Collateral, free and clear of all liens, claims, security interests and encumbrances except those of Lender.

          (e) Borrower is not in violation of any applicable statute, regulation or ordinance of any governmental entity, including, without limitation, the United States of America, any state, city, town, municipality, county or of any other jurisdiction, or of any agency thereof, which could in any respect materially and adversely affect the Collateral, or the business, property, assets, operations or condition, financial or otherwise, of Borrower.

          (f) Borrower is not in default in any material respect with respect to any indenture, loan agreement mortgage, lease, deed or other similar agreement relating to the borrowing of monies to which it is a party, or by which it or its assets may be bound.

          (g) Borrower has delivered to Lender its financial statements as part of its credit review ("Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fully and fairly present the assets, liabilities and financial condition of Borrower as of the respective dates thereof and for the periods covered thereby; there are no omissions of other facts or circumstances which are or may be material and there has been no material adverse change in the fimcial condition of Borrower since the date of such Financial Statements. Borrower further agrees that during the term of this Security Agreement, Borrower shall provide Secured Party, within 90 days of Borrower's fiscal year-end, with annual financial statements certified by an accountant or by Borrower's chief financial officer and quarterly financial statements prepared by Borrower.

          (h) There are no actions or proceedings which are threatened or pending in any court or before any governmental agency or instrumentality against Borrower, its assets, or the Collateral, which may materially adversely affect Borrower.

          (i) Borrower has filed or has obtained extensions for the filing of all federal, state and local tax returns and other reports it is required by law to file, and has paid all taxes, assessments and charges reflected thereon that are due and payable, and has reserved funds or made adequate provision for the payment of such taxes, assessments and charges accruing but not yet payable.

          (j) The security interest granted by Borrower to Lender in the Collateral will, when perfected in accordance with the UCC, constitute a valid first lien and security interest in the Collateral.

          (k) Borrower has not, within the six (6) year period immediately preceding the date of this Agreement, (i) changed its name, been the surviving entity of a merger or consolidation, or acquired all or substantially all of the assets of any person or entity, or (ii) been known as or used any other corporate or fictitious name, trade name, division name or other name.

          (l) No representation or warranty by Borrower contained herein or in any certificate or other document furnished by Borrower pursuant hereto, in connection with the transactions contemplated hereunder, contains any untrue statement of material fact, or omits to state a material fact necessary to make it not misleading or necessary to provide Lender with proper information as to Borrower and its affairs.

     4. Covenants Applicable to the Collateral. Borrower and Leader agree that, at all times during the term of this Agreement, the following provisions shall be applicable to the Collateral:

          (a) Borrower will keep accurate and complete books and records concerning the Collateral owned or acquired by it in accordance with generally accepted accounting principles.

          (b) Lender shall have the right to review the books and records of Borrower pertaining to the Collateral and to copy them and to make excerpts therefrom, all at such reasonable times upon reasonable notice and as often as Lender may reasonably request.

          (c) Borrower shall maintain and keep its principal place of business and its chief executive office at the address set forth above, and at no other location without giving Lender at least thirty (30) days prior written notice of any move. Borrower shall maintain and keep its records concerning the Collateral at that address and at no other location without giving Lender at lean thirty (30) days prior written notice of any move. Borrower shall keep any personal property comprising the Collateral only at the above address. Borrower may change any such location only if it has given Lender thirty (30) days prior written notice of the now location.

          (d) Borrower shall not sell, lease, transfer or otherwise dispose of any of the Collateral.

          (e) Borrower shall cause the Collateral to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and shall promptly make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable to that end.

          (f) Borrower shall not affix or permit the Collateral to become affixed to real estate or to any other goods.

          (g) Borrower shall keep the title to all Collateral, in each case as from time to time owned or acquired by it, free and clear of all liens or encumbrances of any nature whatsoever, except in favor of Lender. Borrower will defend such title against the claims and demands of all persons.

          (h) Borrower will faithfully preserve and protect Lender's security interest in the Collateral and will, at its own cost and expense, cause said security interest to be perfected and continue to be perfected, and for such purpose Borrower will, from time to time at the request of Leader and at the expense of Borrower, make, execute, acknowledge and deliver, and file or record, or cause to be filed or recorded, in the proper filing places, all such instruments, documents and notices, including without limitation financing statements and continuation statements, as Lender my deem necessary or advisable from time to time in order to perfect and continue the perfection of said security interest. Borrower will do all such other acts and things and make, execute, acknowledge and deliver all such other instruments and documents, including without limitation further security agreements, pledges, endorsements, assignments and notices, as Lender my deem necessary or advisable from time to time in order to perfect and preserve the priority of said security interest as a first lien on and security interest in the Collateral prior to the rights of a other persons therein or thereto. Borrower hereby appoints Lender (and any of Lender's officers, employees, or agents designated by Lender) as Borrower's attorney, coupled with an interest, to do all things necessary to carry out this paragraph, including, but not limited to, signing financing statements and other documents as Borrower's Attorney-in-fact to preserve and protect the priority of Lender's lien and security interest in any or all of the Collateral.

           (i) Borrower will not, without the prior written consent of Lender,
(i) borrow or permit any person to borrow against any of the Collateral, (ii) create, incur, assume or suffer to exist any lien with respect to any of the Collateral, (iii) permit any levy or attachment to be made against any of the Collateral, or (iv) permit any financing statement to be on file with respect to any of the Collateral.

            (j) Borrower shall bear the entire risk of loss of damage to, or destruction of the Collateral. Borrower will insure the Collateral against all risk of loss in an amount not less than the full replacement value thereof with insurers acceptable to Lender. Lender shall be named as an additional insured and the policies shall be endorsed in favor of Lender with such loss payable riders as Lender may designate. The original or certified copies of the polices or a certificate of insurance shall be delivered to Lender and shall provide that they may not be cancelled without thirty (30) days prior written notice to Lender. If Borrower fails to obtain and keep such insurance in full force and effect, or fails to pay the premiums when due, Lender may do so for the account of Borrower and add the cost thereof to the Secured Obligations and the same shall be payable to Lender on demand. Borrower hereby assigns to Lender all moneys which may become payable on account of such insurance, including, without limitation, any return of unearned premiums which may be due upon cancellation of any such insurance, and directs the insurers to pay Lender any amount so due. Leader, its officers, employees, authorized agents, successors and assigns, are hereby appointed attorneys-in-fact of Borrower, for the purpose of endorsing any draft or check which may be payable to Borrower in order to collect the proceeds of such insurance or any return of unearned premiums. Such appointment is irrevocable and coupled with an interest.

          (k) Upon the occurrence and during the continuation or existence of any Event of Default, Borrower shall Promptly upon demand by Lander assemble the Collateral and make it available to Leader at the place or places to be designated by Lender. The right of Lender to have the Collateral assembled and made available to it is of the essence of this Agreement and Lender may, at its election, enforce such right by an action for specific performance.

          (l) Lender shall have no duty to collect or protect the Collateral or any part thereof beyond exercising reasonable care in the custody of any Collateral actually in the possession of Lender.

     5. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default:"

          (a) The failure to pay the Note or any installment thereunder on the due date thereof;

          (b) The failure to pay any other obligation or perform any other agreement to Lender however arising;

          (c) The failure to perform or observe any term, covenant, warranty or representation contained in this Agreement or any document, instrument or agreement referred to herein, which is required to be performed or observed by Borrower and which failure is not cured to Lender's reasonable satisfaction within ten (10) days after the giving of notice by Lander to Borrower of such failure;

          (d) The Collateral or a significant part of Borrower's other assets are sold or attached, seized, levied upon or subjected to a writ or distress warrant, or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors and the same is not released within sixty (60) days thereafter;

          (e) An application is made by Borrower or any person other than Borrower for the appointment of a receiver, trustee or custodian for the Collateral or any other of Borrower's assets and, in the case of an application made by a third party, it is not dismissed within sixty (60) days after the application therefor.

          (f) A petition under any section or chapter of the Bankruptcy Code or any similar law or regulation is filed by or against Borrower and, in the case of any petition filed by any third party, such petition is not dismissed within sixty (60) days of such filing; or Borrower makes an assignment for the benefit of its creditors; or any case or proceeding is filed by or against Borrower for its dissolution, liquidation, or termination; or

          (g) Borrower ceases to conduct its business or is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs.

     Upon and after an Event of Default, all of the Secured Obligations may, at the option of Lender and without demand, notice, or legal process of any kind, be declared, and immediately shall become, due and payable.

     6. Rights and Remedies. If one or more Events of Default shall occur and be continuing or shall exist, then and in any such event, Lender shall have such rights and remedies in respect of the Collateral or any part thereof as are provided by the UCC as in effect in the jurisdiction or jurisdictions whom the Collateral is located, and such other rights and remedies in respect thereof which it may have at law or in equity or under this Agreement, including, but not limited to, the right to (i) enter any premises where Collateral is located and take possession of it without demand or notice and without prior judicial hearing or legal proceedings, which Borrower hereby expressly waives, and/or (ii) sell all or any portion of the Collateral at public or private sale, with ten (10) days' prior written notice to Borrower, at such time or times and in such manner and upon such terms, whether for cash or on credit as Lender in its sole judgment reasonably exercised may determine. Lender shall apply the Proceeds of any such sale and any Proceeds received by Lander toward payment of the Secured Obligations.

     7. PERSONAL -JURISDICTION AND SERVICE OF PROCESS. BORROWER HEREBY IRREVOCABLY CONSENTS TO PERSONAL JURISDICTION AND VENUE IN ANY COURT OF THE STATE OF CONNECTICUT OR ANY FEDERAL COURT SITTING IN THE STATE OF CONNECTICUT, AND HEREBY WAIVES ANY CLAIM BORROWER MAY HAVE THAT SUCH COURT IS AN INCONVENIENT FORUM FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT, THE NOTE, ANY OTHER INSTRUMENT OR ANY OF THE AGREEMENTS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, WHICH IS BROUGHT AGAINST BORROWER, AND HEREBY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN ANY SUCH COURT. BORROWER FURTHER CONSENTS TO THE SERVICE OF PROCESS ANY SUCH SUIT, ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS SET FORTH ABOVE, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING,

     8. Severability. The Provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining Provisions hereof in any jurisdiction.

     9. Governing. This Agreement and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of Connecticut without regard to its conflict of law provisions.

     10. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed and delivered by the parties, constituting an original but all such counterparts together constituting but one and the same instrument.

     11. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of Lender, Borrower and their respective successors and assigns, except that Borrower may not assign of transfer any of its rights or obligations hereunder or any interest herein without the consent of Lender. Except to the extent otherwise required by its context, the word "Lender" where used in this Agreement shall mean and include the holder of the Note issued to Lender, and the holder of such Note shall be, bound by and have the benefits of this Agreement the same as if such holder had been a signatory hereto.

12. Miscellaneous. No delay or failure on the part of Lender in exercising any right, remedy, power or privilege hereunder shall operate as a waiver thereof or of any other right, remedy, power or privilege of Lender hereunder or any instrument or instruments now or hereafter evidencing the Secured Obligations; nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies of Lender under this Agreement are cumulative and not exclusive of any rights or remedies which it might otherwise have.

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized and intending to be, legally bound hereby, have executed and delivered this Security Agreement as of the date first above written.

                              FRANCHISE MORTGAGE ACCEPTANCE COMPANY LLC
                               By: /s/ <signature illegible>
                                   ------------------------------
                               Title:___________________________

                              NEWRIDERS, INC.
                               By: /s/ WR Nordstom
                                   ----------------------------
                                Title: Exec. VP Finance + Admin.

                            SCHEDULE A

                  To Security Agreement between
       Franchise Mortgage Acceptance Company LLC as Lender
                               and
                   Newriders, Inc. as Borrower

Collateral Description:

ALL FURNITURE, FIXTURES AND EQUIPMENT NOW OR HEREAFTER OWNED, ACQUIRED, HELD OR USED BY BORROWER IN ITS OPERATIONS OF EASYRIDERS CAFE RESTAURANT LOCATED AT THE ADDRESSES LISTED BELOW, ALL ADDITIONS, ATTACHMENTS, ACCESSIONS THERETO, SUBSTITUTIONS FOR, AND ALL REPLACEMENTS OF, ANY OF THE FOREGOING, CASH AND NON-CASH, AND PROCEEDS OF THE FOREGOING COLLATERAL, INCLUDING GENERAL INTANGIBLES.

Collateral Location:

   5155 N. Blackstone
   Fresno, CA 93710